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                                                                EXHIBIT 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Vical
Incorporated's previously filed Registration Statements Files No. 33-60826, No. 33-60824, No. 33-81602, No. 33-81600, No. 33-87972 and 333-30181.

                                            ARTHUR ANDERSEN LLP


San Diego, California
March 27, 1998